                                                              EXHIBIT 10.130

                   AMENDMENT TO EMPLOYMENT AGREEMENT


    AMENDMENT to Agreement dated October 28, 1996, by and between INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION (hereinafter referred to as "EMPLOYER" and/or "IMTECH") and JOSEPH GITTO, residing at 78 Stuart Avenue, Malverne, New York 11565 (hereinafter referred to as "EMPLOYEE").

                     W I T N E S S E T H:
                     - - - - - - - - - -

    WHEREAS, the parties have entered into and Employment Agreement dated October 28, 1996; and

    WHEREAS, the parties are desirous of amending and supplementing the Agreement; and

    WHEREAS, the Amendment has been ratified by the Board of Directors of EMPLOYER; and

    WHEREAS, the parties are further desirous of expressing their rights and responsibilities with respect to said Amendment.

             NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL
             COVENANTS AND CONDITIONS HEREINAFTER SET FORTH, THE
             PARTIES AGREE AS FOLLOWS:

    FIRST:           It is understood and agreed that the Agreement dated
October 28, 1996, annexed hereto and made a part hereof, is ratified, and that the within Amendment has been approved by the Board of Directors of EMPLOYER.

    SECOND:          The term of the above-mentioned Employment Agreement is
extended from October 28, 1996 until December 5, 1999, or for an additional period of two (2) years.

    THIRD:           In the event that the Employment Agreement and/or
Amendment is

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terminated prior to December 5, 1999, as a result of a change in job title and/or job description from EMPLOYEE's current position as President of EMPLOYER or, in the further event that EMPLOYEE is terminated, directly or indirectly, without case by EMPLOYER, as a result of a merger, acquisition or change in control of the EMPLOYER, then in that event, it is understood and agreed that EMPLOYEE will be entitled to be paid a minimum of one year's salary compensation, or the sum of $180,000. Additionally, EMPLOYEE reserves the right to put to EMPLOYER all vested but unexercised stock options granted and issued to EMPLOYEE at $.33 per option with the condition that the five day trading market average price of the Company's stock as traded on NASDAQ is a minimum of $.33 higher than that of the exercise price of the EMPLOYEE's option.

                     In the event that EMPLOYEE elects to utilize the put option granted to him, EMPLOYEE will be provided to afford ten days' written notice to EMPLOYER on his right to put the options to EMPLOYER. EMPLOYER agrees to make payment within 60 days from the date that the put option is exercised by EMPLOYEE.

    FOURTH:          EMPLOYER acknowledges that EMPLOYEE'S services are
valuable to EMPLOYER, and that EMPLOYER will take the necessary action to report the within Amendment to EMPLOYEE's contract by a filing of said information with the Securities and Exchange Commission on a Form 8-K Report.

    FIFTH:           Additionally, EMPLOYER agrees to pay to, or for
EMPLOYEE, all medical and life insurance benefits currently paid to and/or on behalf of EMPLOYEE for a period of 18 months from the date of EMPLOYEE's termination or severance from EMPLOYER.

    SIXTH:           In the event of any dispute concerning the within
Amendment, then and in that event, EMPLOYER and EMPLOYEE agree that each will abide by the rules, regulations and decisions as made by a single arbitrator at the American Arbitration Association in the City, State

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and County of New York

    SEVENTH:         The within Amendment may not be changed, modified or
altered, without being executed by the parties, and the parties agree that the within will be governed by the Laws of the State of New York.

    EIGHTH:          The parties acknowledge that counsel for EMPLOYER has
been requested to prepare the within Amendment, and that EMPLOYEE has consulted with counsel of his own choice prior to entering into the within Amendment.

    In the event of notice is required, it shall be made as follows:

           If to EMPLOYER, at

           Information Management Technologies Corporation
           130 Cedar Street
           New York, NY 10006

           If to EMPLOYEE, at
           78 Stuart Avenue
           Malverne, New York 11565

           IN WITNESS WHEREOF, the parties have set their hands and seals on the day, month and year first above written.

                                   INFORMATION MANAGEMENT
                                   TECHNOLOGIES CORPORATION


                               By: /s/ Matti Kon, CEO
                                   ----------------------------

                                   /s/ Joseph Gitto
                                   ----------------------------
                                   JOSEPH GITTO

    The within Amendment has been approved by the Board of Directors of EMPLOYER.

                                   /s/ Matti Kon
                                   ----------------------------
                                   MATTI KON


                                   /s/ Harry Markovits
                                   ----------------------------
                                   HARRY MARKOVITS



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